Exhibit 10.2.3

Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No
AMENDMENT NO. 67
FOR
NOTICES AND PROJECT EXECUTIVE UPDATE
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT
SYSTEM

CONFIDENTIAL

Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No
AMENDMENT NO. 67
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Notices and Project Executive Update
1. PARTIES
This Amendment No. 67 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Amendment shall be effective as of the 1st day of April, 2008 (the “Amendment Effective Date”) only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. UPDATES
     3.1 Notices
Section 27.6 of the Master Agreement is hereby modified to reflect the following recipients for notices purposes:

If to Customer:	To the Customer Project Executive at the address set forth in Exhibit I

with a copy to:	Jacques R. Sarrazin, President
Canadian LNP Consortium Inc.
6 Eagle Chase Court
Nepean, Ontario
K2J 3N5
Tel: (613) 823-0144
Fax: (613) 823-1169
Email: jr.sarrazin@rogers.com

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Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No

with a copy to:	J. Scott Fletcher
Gowling Lafleur Henderson LLP
Barristers and Solicitors
2600 — 160 Elgin Street
Ottawa, Ontario
K1P 1C3
Tel: (613) 786-0167
Fax: (613) 563-9869
Email: scott.fletcher@gowlings.com

If to Contractor:	To the Contractor Project Executive at the address set forth in Exhibit I

with a copy to:	NeuStar Inc.
Attn: Michael O’Connor, VP, Customer Relations
46000 Center Oak Plaza
Sterling, Virgina USA 20166
Tel: (571) 434-5540
Fax: (631) 376-0849

with a copy to:	NeuStar Inc.
Attn: General Counsel
46000 Center Oak Plaza
Sterling, Virginia USA 20166
Fax: (571) 434-5735
     3.2 Exhibit I
Exhibit I is hereby deleted and replaced in its entirety with the copy attached hereto as Attachment 1.
4. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this Amendment:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
N/A	User Documentation

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Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No

N/A	Software Configuration Management Plan
N/A	Standards and Metrics
5. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:

☑	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
None	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
☑	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit O Statement of Work Cost Principles
6. MISCELLANEOUS
     6.1 Counterparts
This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
     6.2 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

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Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No
     6.3 Entire Agreement
This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

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Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No
IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 67:

CONTRACTOR: NeuStar, Inc.
Signature:	/s/ Michael O’ Connor
Name: Michael O’ Connor
Title: VP — Customer Relations
Date: 29 April 2008

CUSTOMER: Canadian LNP Consortium Inc.
Signature:	/s/ J.R. Sarrazin
	Name:	J.R. Sarrazin
	Title:	President
	Date:	April 28/2008

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Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No

ATTACHMENT 1
TO
AMENDMENT NO. 67
Update to Exhibit I

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Amendment No. 67 (CA)		April 1, 2008
SOW:	☐ Yes
☑ No
EXHIBIT I
KEY PERSONNEL
1. INTRODUCTION. This Exhibit I sets forth the Project Executives and Project Managers, as required under Section 11 of the Contractor Services Agreement for NPAC/SMS.
2. PROJECT EXECUTIVES. The following are identified as the Project Executives:
•    NeuStar Inc.
Contractor’s Project Executive
Name: David Garner
Phone: (480) 855-0182
Fax: (480) 855-0182
e-mail: David.Garner@neustar.biz
•    Canadian LNP Consortium Inc.
Customer’s Project Executive
Name: Marian Hearn
Phone: (613) 256-2600
Fax: (800) 406-9250
e-mail: hearn@clnpc.ca
3. PROJECT MANAGERS: As the initial implementation of the Canadian NPAC/SMS has been completed, Project Managers are no longer identified in this Exhibit I, but may be set forth by the parties in a Statement of Work or elsewhere, in accordance with Section 11.2 of the Contractor Services Agreement.
THE ABOVE PROJECT EXECUTIVES ARE SUBJECT TO CHANGE FROM TIME TO TIME AS SET FORTH IN SECTION 11.1 OF THE CANADIAN CONTRACTOR SERVICES AGREEMENT FOR NPAC/SMS. THE PROJECT EXECUTIVES AT THE TIME OF EXECUTION OF A CANADIAN NPAC/SMS USER AGREEMENT SHALL BE AS IDENTIFIED IN ATTACHMENT D OF THAT CANADIAN NPAC/SMS USER AGREEMENT.

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